EXHIBIT NUMBER 10.65

               ELEVENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT, dated as of July 23, 1999 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "Borrowers"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

1.       AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 2 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

         1.1 Section 1.1 of the Credit Agreement is amended by deleting the definition of "FIXED ASSET SUBLIMIT" in its entirety and replacing it as follows:

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

                  FIXED ASSET SUBLIMIT means an amount equal to $17,135,438; PROVIDED, that such amount shall be automatically and permanently reduced on each date on which either (A) an Asset Disposition occurs with respect to any real property, other fixed assets or any leasehold interest in real property of any Borrower or (B) any Borrower rejects any lease of real property or assumes any lease of real property without procuring contemporaneously a right to assign such lease, in an amount equal to (i) in the case of any Asset Disposition of any real property identified on SCHEDULE 1.1 hereof or in the event that any Borrower rejects any lease of real property or assumes any lease of real property without procuring contemporaneously a right to assign such lease, the amount set forth opposite such property on such Schedule, (ii) in the case of any Asset Disposition of a fee interest in real property other than as provided in clause (i), above, one hundred percent (100%) of the Net Cash Disposition Proceeds thereof, and (iii) in the case of any Asset Disposition of any other fixed assets (including without limitation fixtures, furniture and equipment), twenty-five percent (25%) of the Appraised Value thereof, provided that, no reduction of the Fixed Asset Sublimit pursuant to this clause (iii) shall occur as a result of the Borrowers' selling, transferring or otherwise disposing of obsolete or worn out fixed assets with an aggregate Appraised Value of up to $1,800,000; PROVIDED, FURTHER, that on and after September 30, 1999, the Fixed Asset Sublimit shall be zero ($0).

         1.2 Section 8.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  8.1      MINIMUM EBITDA

                  At the end of the period beginning on April 1, 1999 and ending on each of the days set forth below, EBITDA for such period shall be an amount not less than the following:

                            PERIOD END                 AMOUNT
                            ----------                 ------
                           June 30, 1999             $1,400,000

                           September 30, 1999        $4,400,000

         1.3 The Credit Agreement is further amended by amending and restating
SCHEDULE 1.1 thereto in the form set forth as EXHIBIT A hereto.

         1.4 Annex I of the Credit Agreement is amended by replacing such annex with the Annex I attached to this Amendment as EXHIBIT B.

2.       CONDITIONS PRECEDENT.

         This Amendment becomes effective upon satisfaction of the following conditions:

         2.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, the Agent shall have been satisfied with the form and substance of the Amendment Approval Order.

         2.2 FEES AND EXPENSES. The Agent and the Lenders shall have been paid a closing fee in the amount of $100,000.

         2.3 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

                  (A) ELEVENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders; and

                  (B) OTHER. Such other documents as the Agent may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

         3.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         3.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         3.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 2.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         3.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 2.1), except such consents and approvals as have been obtained.

4.       REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT
         DOCUMENTS.

         4.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

         4.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

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

5.       GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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

6.       HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                     LFC FUNDS ADMINISTRATOR:

                                     LEVITZ FURNITURE CORPORATION, a Florida
                                     corporation, in its capacity as LFC Funds
                                     Administrator

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     BORROWERS:

                                     LEVITZ FURNITURE CORPORATION, a Florida
                                     corporation, in its individual capacity and in its capacity as the LFC Funds Administrator

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Treasurer

                                     LEVITZ FURNITURE REALTY CORPORATION, a
                                     Florida corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     LEVITZ SHOPPING SERVICE, a Florida
                                     corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President


                                     LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                     INC., a Colorado corporation

                                     By:          /s/ SHEILA C. REINKEN
                                     Name:        Sheila Reinken
                                     Title:       Vice President

                                     LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                     INC., a California corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President


                                     LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                     INC., a Washington corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                     REALTY, INC., a Colorado corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                     REALTY, INC., a California corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     LEVITZ FURNITURE COMPANY OF WASHINGTON
                                     REALTY, INC., a Washington corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     JOHN M. SMYTH COMPANY, an Illinois
                                     corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                     By:          /s/ SHEILA C. REINKEN
                                                  ------------------------------
                                     Name:        Sheila C. Reinken
                                     Title:       Vice President

                                     AGENT:

                                     BT COMMERCIAL CORPORATION, in its capacity as Agent

                                     By:          /s/ WAYNE D. HILLOCK
                                                  ------------------------------
                                     Name:        Wayne D. Hillock
                                     Title:       Principal

                                     REVOLVING LENDERS:

                                     BT COMMERCIAL CORPORATION, a Delaware
                                     corporation in its respective capacities as Revolving Lender and Collateral Agent

                                     By:          /s/ WAYNE D. HILLOCK
                                                  ------------------------------
                                     Name:        Wayne D. Hillock
                                     Title:       Principal

                                     FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender

                                     By:          /s/ BRIAN RUJAWITZ
                                                  ------------------------------
                                     Name:        Brian Rujawitz
                                     Title:       AVP

                                     HELLER FINANCIAL, INC., in its capacity as Revolving Lender

                                     By:          /s/ JOHN BUFF
                                                  ------------------------------
                                     Name:        John Buff
                                     Title:       SVP

                                     LASALLE NATIONAL BANK, in its capacity as Revolving Lender

                                     By:          /s/ CHRISTOPHER G. CLIFFORD
                                                  ------------------------------
                                     Name:        Christopher G. Clifford
                                     Title:       Sr. VP

                                     TRANSAMERICA BUSINESS CREDIT CORPORATION, in its capacity as Revolving Lender

                                     By:          /s/
                                                  ------------------------------
                                     Name:
                                     Title:

                                     GMAC BUSINESS CREDIT L.L.C.

                                     By:          /s/
                                                  ------------------------------
                                     Name:
                                     Title:

                                     M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                     L.P., as Overadvance Term Lender

                                     By:          /s/ Robert T. Simington
                                                  ------------------------------
                                     Name:        Robert T. Simington
                                     Title:       Senior Vice President